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                                                                    EXHIBIT 10.1

                                REPUBLIC SERVICES

                                   401(K) PLAN


                             Effective April 1, 1999




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                                TABLE OF CONTENTS



INTRODUCTION......................................................................................................    1


ARTICLE 1.        DEFINITIONS.....................................................................................    2
         1.1.     Account Balance or Account......................................................................    2
         1.2.     Act.............................................................................................    2
         1.3.     Affiliate.......................................................................................    2
         1.4.     After-Tax Account...............................................................................    2
         1.5.     After-Tax Contributions.........................................................................    2
         1.6.     Beneficiary.....................................................................................    2
         1.7.     Board of Directors or Board.....................................................................    2
         1.8.     Break in Service................................................................................    3
         1.9.     Code............................................................................................    3
         1.10.    Company.........................................................................................    3
         1.11.    Compensation....................................................................................    3
         1.12.    Discretionary Contribution......................................................................    4
         1.13.    Effective Date..................................................................................    4
         1.14.    Eligible Employee...............................................................................    4
         1.15.    Employee........................................................................................    4
         1.16.    Employee Benefits Committee or Committee........................................................    5
         1.17.    Employer Account................................................................................    5
         1.18.    401(k) Contributions............................................................................    5
         1.19.    401(k) Account..................................................................................    5
         1.20.    Grandfathered Account Balance or Grandfathered Account..........................................    5
         1.21.    Grandfathered After-Tax Account.................................................................    5
         1.22.    Grandfathered Employer Account..................................................................    5
         1.23.    Grandfathered 401(k) Account....................................................................    5
         1.24.    Grandfathered Nonelective Contribution Account..................................................    5
         1.25.    Grandfathered Prior Plan........................................................................    6
         1.26.    Grandfathered Rollover Account..................................................................    6
         1.27.    Highly Compensated Employee.....................................................................    6
         1.28.    Hour of Service.................................................................................    7
         1.29.    Investment Fund.................................................................................    8
         1.30.    Limitation Year.................................................................................    8
         1.31.    Matching Account................................................................................    8
         1.32.    Matching Contributions..........................................................................    8
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
         1.33.    Merger Date.....................................................................................    8
         1.34.    Nonelective Contribution Account................................................................    8
         1.35.    Nonhighly Compensated Employee..................................................................    8
         1.36.    Normal Retirement Age...........................................................................    9
         1.37.    Normal Retirement Date..........................................................................    9
         1.38.    One-Year Period of Severance....................................................................    9
         1.39.    Participant.....................................................................................    9
         1.40.    Participating Company...........................................................................    9
         1.41.    Period of Severance.............................................................................    9
         1.42.    Plan............................................................................................    9
         1.43.    Plan Year.......................................................................................    9
         1.44.    Predecessor Company.............................................................................    9
         1.45.    Prior Plan......................................................................................    9
         1.46.    Qualified Domestic Relations Order..............................................................    9
         1.47.    Qualified Nonelective Contributions............................................................    10
         1.48.    Qualified Matching Contributions...............................................................    10
         1.49.    Republic Rewards After-Tax Account.............................................................    10
         1.50.    Republic Rewards Employer Account..............................................................    10
         1.51.    Republic Rewards 401(k) Account................................................................    10
         1.52.    Republic Rewards Nonelective Contribution Account..............................................    10
         1.53.    Republic Rewards Plan to Plan Transfer Account.................................................    10
         1.54.    Republic Rewards Plan to Plan Transfer Contributions...........................................    10
         1.55.    Republic Rewards Rollover Account..............................................................    11
         1.56.    Republic Rewards (AutoNation) Stock Account....................................................    11
         1.57.    Republic Rewards Stock Contributions...........................................................    11
         1.58.    Republic Rewards Stock or AutoNation Stock.....................................................    11
         1.59.    Republic Rewards (AutoNation) Stock Fund.......................................................    11
         1.60.    RSG............................................................................................    11
         1.61.    Rollover Account...............................................................................    11
         1.62.    Rollover Contribution..........................................................................    11
         1.63.    Service........................................................................................    11
         1.64.    Severance of Service...........................................................................    12
         1.65.    Spouse or Surviving Spouse.....................................................................    13
         1.66.    Totally and Permanently Disabled...............................................................    13
         1.67.    Transferred Participants.......................................................................    14
         1.68.    Trust..........................................................................................    14
         1.69.    Trustee........................................................................................    14
         1.70.    Valuation Date.................................................................................    14
         1.71.    Year of Service................................................................................    14

                                      (ii)

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
ARTICLE 2.        ELIGIBILITY AND PARTICIPATION..................................................................    16
         2.1.     Time of Participation..........................................................................    16
         2.2.     Change in Status...............................................................................    17


ARTICLE 3.        CONTRIBUTIONS..................................................................................    18
         3.1.     Employee Contributions.........................................................................    18
         3.2.     Company Contributions..........................................................................    18
         3.3.     Makeup Contributions...........................................................................    19
         3.4.     401(k) Plan Nondiscrimination Testing..........................................................    19
         3.5.     Rollover Contributions.........................................................................    20
         3.6.     Method and Time for Payment of Contributions...................................................    20
         3.7.     Contribution Due to Mistake of Fact............................................................    20
         3.8.     Nondeductible Overpayment......................................................................    20
         3.9.     Initial Nonqualification.......................................................................    21
         3.10.    Individual Accounting..........................................................................    21


ARTICLE 4.        CONTRIBUTION ALLOCATIONS AND VESTING...........................................................    22
         4.1.     Allocation of 401(k) Contributions.............................................................    22
         4.2.     Company Contributions..........................................................................    22
         4.3.     Allocation of Rollover Contribution............................................................    24
         4.4.     Allocation of Assets from Prior Plan...........................................................    24
         4.5.     Limitation on Allocations......................................................................    24
         4.6.     Vesting........................................................................................    24


ARTICLE 5.        VALUATION OF FUND AND ALLOCATION OF GAINS AND LOSSES...........................................    25
         5.1.     Valuation of Fund..............................................................................    25
         5.2.     Daily Valuation................................................................................    25


ARTICLE 6.        PAYMENT OF BENEFITS............................................................................    27
         6.1.     Distribution of  Benefits......................................................................    27
         6.2.     Amount and Time of Payment.....................................................................    28
         6.3.     Method of Payment..............................................................................    29
         6.4.     Small Benefit Payments.........................................................................    29
         6.5.     Minimum Distribution Rules.....................................................................    30
         6.6.     Election of Direct Rollover....................................................................    30

                                      (iii)

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
         6.7.     Qualified Domestic Relations ..................................................................    31
         6.8.     Nonforfeitability..............................................................................    31
         6.9.     Reemployment...................................................................................    31


ARTICLE 7.        DEATH BENEFITS.................................................................................    33
         7.1.     Death Benefits.................................................................................    33
         7.2.     Designation of Beneficiary.....................................................................    34


ARTICLE 8.        IN-SERVICE WITHDRAWALS BY PARTICIPANTS.........................................................    35
         8.1.     Hardship Distributions from 401(k) Account.....................................................    35
         8.2.     Withdrawal from Rollover Account...............................................................    37
         8.3.     Withdrawals after Age 59 1/2...................................................................    37
         8.4.     Withdrawals from After-Tax Account.............................................................    37
         8.5.     Withdrawals from Employer Account..............................................................    37
         8.6.     Limitations on Withdrawals.....................................................................    37
         8.7.     Spousal Consent................................................................................    37
         8.8.     Automated Withdrawals..........................................................................    38


ARTICLE 9.        INVESTMENT OF TRUST ASSETS.....................................................................    39
         9.1.     Participant Directed Investments...............................................................    39
         9.2.     Investment of Matching Account.................................................................    40
         9.3.     Voting Rights..................................................................................    40
         9.4.     Investment Directions of Republic Rewards Stock Contributions..................................    41


ARTICLE 10. PLAN ADMINISTRATION..................................................................................    42
         10.1.    Establishment of the Employee Benefits Committee...............................................    42
         10.2.    Powers of the Committee........................................................................    42
         10.3.    Duties and Authority of the Employee Benefits Committee........................................    43
         10.4.    Actions by the Committee or a Subcommittee.....................................................    44
         10.5.    Action Taken in Good Faith.....................................................................    44
         10.6.    Indemnification................................................................................    45
         10.7.    Benefit Application and Claims Procedure.......................................................    45
         10.8.    Responsibilities of Named Fiduciaries Other than the Committee.................................    46
         10.9.    Allocation of Responsibilities.................................................................    47
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                                      (iv)

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
         10.10.   Designation of Persons to Carry Out Responsibilities of Named Fiduciaries......................    47
         10.11.   Payment of Expenses............................................................................    47


ARTICLE 11. PLAN ADOPTION, AMENDMENT OR TERMINATION..............................................................    48
         11.1.    Adoption of Plan by Affiliates.................................................................    48
         11.2.    Disassociation of Participating Company........................................................    48
         11.3.    Amendment of Plan..............................................................................    48
         11.4.    Form of Amendments.............................................................................    49
         11.5.    Merger.........................................................................................    49


ARTICLE 12. TRUST FUND AND THE TRUSTEE...........................................................................    51
         12.1.    Trust and Trustee..............................................................................    51
         12.2.    Assets of the Trust............................................................................    51


ARTICLE 13. MISCELLANEOUS........................................................................................    52
         13.1.    Limitation of Assignment.  ....................................................................    52
         13.2.    Legally Incompetent Distributee................................................................    52
         13.3.    Unclaimed Payments.............................................................................    52
         13.4.    Notification of Addresses......................................................................    52
         13.5.    Notice of Proceedings and Effect of Judgment...................................................    53
         13.6.    Severability...................................................................................    53
         13.7.    Prohibition Against Diversion..................................................................    53
         13.8.    Limitation of Rights...........................................................................    53
         13.9.    Controlling Law................................................................................    53
         13.10.   Errors in Payment..............................................................................    53
         13.11.   USERRA and Code Section 414(u) Compliance......................................................    53
         13.12.   Loans from Prior Plans.........................................................................    54
         13.13.   Headings and Use of Words......................................................................    54


ARTICLE 14. TOP-HEAVY PROVISIONS.................................................................................    55
         14.1.    Applicability of this Article..................................................................    55
         14.2.    Top-Heavy and Super Top-Heavy Determination....................................................    55
         14.3.    Computation of the Aggregate of the Account Balances...........................................    55
         14.4.    Required Aggregation of Plans..................................................................    56
         14.5.    Permissive Aggregation of Plans................................................................    57

                                       (v)

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
         14.6.    Special Rules of Top-Heavy Plans and Super Top-Heavy Plans.....................................    58
         14.7.    Special Definitions............................................................................    59





                                      (vi)

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                                  INTRODUCTION


         The Republic Services 401(k) Plan (the "Plan") is adopted effective April 1, 1999. It is an individual account plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("Act") and the Internal Revenue Code of 1986, as amended ("Code").

         The purpose of the Plan is to encourage eligible employees to accumulate savings for retirement, to further their financial independence by affording them an opportunity to make systematic contributions to the Plan, supplemented by contributions made by Republic Services, Inc. ("RSG").

         The Plan continues the elections made under the Republic Rewards 401(k) Plan, as amended and restated effective January 1, 1998 and is intended to hold accounts for the employees of RSG and its participating Affiliates spun-off from that plan pursuant to the Amended and Restated Employee Benefits Agreement of February 1999.

         The Plan is intended to comply with the requirements of the Act and with the qualification requirements of section 401(a) of the Code and that the trust associated with the Plan be exempt from federal income taxation pursuant to the provisions of section 501(a) of the Code. Furthermore, the Plan is intended to be a profit sharing plan that includes a qualified cash or deferred arrangement within the meaning of section 401(k) of the Code. Contributions may be made to the Plan without regard to current or accumulated profits of any company participating in the Plan.


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                                   ARTICLE 1.

                                   DEFINITIONS


         Whenever the following capitalized terms are used in this Plan, they have the meanings specified below. Other words and phrases may be used in the Plan which are not defined in this Article I, but, for convenience, are defined when introduced in the text.

         1.1. ACCOUNT BALANCE OR ACCOUNT means the total amount credited to a Participant's 401(k) Account, After-Tax Account, Matching Account, Employer Account, Nonelective Contribution Account and Rollover Account. Where the balance in a Participant's Account is to be determined as of a given Valuation Date, such balance shall be determined after all adjustments and allocations for the Valuation Date have been made.

         1.2. ACT means the Employee Retirement Income Security Act of 1974, as amended.

         1.3. AFFILIATE means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) with RSG, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with RSG, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with RSG, and (d) any other entity required to be aggregated with RSG pursuant to regulations under Code Section 414(o). An entity shall be considered an Affiliate only with respect to such period as the relationship in the preceding sentence exists.

         1.4. AFTER-TAX ACCOUNT means the account maintained for a Participant which is credited with a Participant's After-Tax Contributions.

         1.5. AFTER-TAX CONTRIBUTIONS mean the contributions made at an Employee's election which were subject to federal income tax when made under the terms of a Prior Plan.

         1.6. BENEFICIARY means the person, persons, or entity designated by the Participant in accordance with Section 7.2 (or by the terms of the Plan) to receive any death benefit that becomes payable under the Plan.

         1.7. BOARD OF DIRECTORS OR BOARD means the Board of Directors of Republic Services, Inc.

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         1.8.     BREAK IN SERVICE means a number of consecutive One-Year
Periods of Severance which exceed the greater of five or the aggregate number of Years of Service before such interruption (excluding Years of Service previously disregarded by reason of any prior interruption of employment).

         1.9. CODE means the federal Internal Revenue Code of 1986, as amended.

         1.10. COMPANY means Republic Services, Inc., the companies listed in Schedule A and any other Affiliate participating in the Plan with the consent of the Employee Benefits Committee.

         1.11. COMPENSATION means for a calendar year the amount paid to a Participant by a Company during the year for wages, salaries, and other amounts received in the course of employment with the Company to the extent that the amounts are includible in gross income including, but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, bonuses (except for sign-on and relocation bonuses), incentive payments, overtime pay and shift differential. For all purposes under the Plan, Compensation shall include any amount contributed by a Company on behalf of a Participant pursuant to a salary reduction agreement which is not includible in the gross income of the Participant under Code Section 125, 401(k), 402(e)(3) or 402(h). For purposes of this definition, Compensation does not include severance pay, stock options, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits (whether or not includible in gross income), nonperformance bonuses (e.g., sign-on bonuses or relocation bonuses) and income from property subject to Code
Section 83.

         Notwithstanding the foregoing, in the case of a Participant who was covered by a Prior Plan, a Grandfathered Prior Plan or any other tax-qualified retirement plan sponsored by RSG or an Affiliate during the calendar year in which the Participant first became eligible under this Plan, Compensation shall be limited to Compensation earned during the period beginning with the first day the Participant was covered by this Plan and ending the following December 31.

         Compensation shall be limited to $160,000 annually and shall be adjusted for changes in the cost of living in accordance with Code Section 401(a)(17)(B). Provided however, "Compensation" as used in Section 3.1(a) for Participant contribution percentage elections will not be so limited.

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         1.12.    DISCRETIONARY CONTRIBUTION means the Company contributions made pursuant to Section 3.2(b) and allocated to the Participant's Matching Account in accordance with 4.2(b).

         1.13.    EFFECTIVE DATE means April 1, 1999.

         1.14. ELIGIBLE EMPLOYEE means any Employee actively providing services to a Company or on an authorized leave of absence, other than an Employee who is:

                  (A) covered by a collective bargaining agreement between a union and a Company, provided that retirement benefits were the subject of good faith bargaining, unless (1) the bargaining agreement specifically provides for participation in this Plan, or (2) the bargaining agreement specifically provided for participation in a tax qualified plan of a company acquired by RSG or an affiliate and the Employee Benefits Committee has consented to participation in this Plan, or

                  (B) a leased employee within the meaning of Code Section 414(n)(2), or

                  (C)      a non-resident alien, or

                  (D) any employee in a classification determined by the Company and described in Schedule D.

         1.15. EMPLOYEE means any person, including an officer, who is on the payroll of the Company and whose wages are subject to withholding for purposes of federal income taxes or for purposes of the Federal Insurance Contribution Act. An independent contractor shall not be treated as an Employee for purposes of this Plan without regard to recharacterization of such individual as an employee by the Internal Revenue Service for wage tax purposes.

         Any leased employee within the meaning of Code Section 414(n)(2) shall be treated as an Employee of the Company. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Company's non-highly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the term "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5) unless otherwise provided by the terms of the Plan.

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         1.16.    EMPLOYEE BENEFITS COMMITTEE OR COMMITTEE means the Republic
Services Employee Benefits Committee which shall consist of not less than three nor more than seven persons appointed from time to time by the Board of Directors of RSG or its Executive Committee to serve at its pleasure.

         1.17. EMPLOYER ACCOUNT means the account maintained for a Participant which is credited with employer contributions (other than non-elective contributions as defined in Code Section 401(m)(4)(C)) made under the terms of a Prior Plan.

         1.18. 401(K) CONTRIBUTIONS mean the elective deferrals made pursuant to a Participant's election which are contributed by the Company to this Plan under Section 3.1(a) and which are not subject to federal income tax when made because they are deferred by the Participant under Code Section 401(k).

         1.19. 401(K) ACCOUNT means the account maintained for a Participant which is credited with the Participant's 401(k) Contributions. A Participant's 401(k) Account may also be credited with elective deferrals made under the terms of a Prior Plan.

         1.20. GRANDFATHERED ACCOUNT BALANCE OR GRANDFATHERED ACCOUNT means the total amount credited to a Participant's Grandfathered 401(k) Account, Grandfathered After-Tax Account, Grandfathered Employer Account, Grandfathered Nonelective Contribution Account and Grandfathered Rollover Account.

         1.21. GRANDFATHERED AFTER-TAX ACCOUNT means the account maintained for a Participant which is credited with the Participant's contributions which were subject to federal income tax when made under the terms of a Grandfathered Prior Plan.

         1.22. GRANDFATHERED EMPLOYER ACCOUNT means the account maintained for a Participant which is credited with employer contributions (other than non-elective contributions as defined in Code Section 401(m)(4)(C)) under the terms of a Grandfathered Prior Plan.

         1.23. GRANDFATHERED 401(K) ACCOUNT means the account maintained for a Participant which is credited with the Participant's elective deferrals made under the terms of a Grandfathered Prior Plan.

         1.24. GRANDFATHERED NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is credited with qualified nonelective and/or matching contributions made under the terms of a Grandfathered Prior Plan.

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         1.25.    GRANDFATHERED PRIOR PLAN means any tax-qualified retirement plan of a company acquired by RSG or an Affiliate which has been merged into this Plan and which had one or more of the distribution options described in Schedule C, and any tax-qualified plan of a company which was merged into Republic Rewards 401(k) Plan and designated as a "Grandfathered Prior Plan" thereunder and transferred to this Plan pursuant to the Amended and Restated Employee Benefits Agreement dated March 4, 1999.

         1.26. GRANDFATHERED ROLLOVER ACCOUNT means the account maintained for a Participant which is credited with the Participant's rollover contribution made under the terms of a Grandfathered Prior Plan.

         1.27.    HIGHLY COMPENSATED EMPLOYEE means an Employee who:

                  (A) is a 5-percent owner at any time during the year or the preceding year; or

                  (B) received compensation during the preceding year from the Company in excess of $80,000 (as adjusted pursuant to Code Section 415(d)), and, if the Company so elects, was a member of the top-paid group for such year.

                                    An employee is in the top-paid group of
                           employees for any year if such employee is in the group consisting of the top 20 percent of employees when ranked on the basis of compensation paid during such year. For purposes of determining the number of employees in the top-paid group, the Company shall exclude employees who:

                                    (I)      have not completed 6 months of
                                             service;

                                    (II)     normally work less than 17 1/2
                                             Hours of Service per week;

                                    (III)    normally work during not more than
                                             6 months during any year;

                                    (IV)     have not attained age 21; and

                                    (V)      except to the extent provided in
                                             regulations, are included in a unit
                                             of Employees covered by a
                                             collective bargaining agreement
                                             between employee representatives
                                             and the Company.

         A former Employee shall be treated as a Highly Compensated Employee if such employee was a Highly Compensated Employee when such employee separated from service, or such employee was a Highly Compensated Employee at any time after attaining age 55.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

         1.28.    HOUR OF SERVICE means:

                  (A) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Company. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed;

                  (B) Each hour for which an Employee is paid, or entitled to payment, by a Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence. Such person shall not be considered to have terminated employment under this subsection (b) unless the person fails to return to the employ of the Company at or prior to the expiration date of the person's absence hereunder, in which case the person shall be deemed to have terminated employment as of the date of commencement of such absence;

                  (C) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and



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                  (D)      Each hour during which an Employee is in qualified
                           military service (as defined in Code Section
                           414(u)(5)) as long as the Employee returns to the employment of the Company within the time specified by law.

                  (E)      An Hour of Service credited under subsection (a) or
                           (b) above will not be credited under subsection (c) or (d).

                  (F) Hours under this section shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference.

                  (G) An Hour of Service with an Affiliate that has not adopted the Plan is treated as an Hour of Service with a Company for vesting purposes and for purposes of meeting the eligibility service requirement.

         1.29. INVESTMENT FUND means any of the funds in which a Participant may invest his or her Account in accordance with the provisions of Article 9.

         1.30.    LIMITATION YEAR means the calendar year.

         1.31. MATCHING ACCOUNT means the account maintained for a Participant which is credited with Matching Contributions and Discretionary Contributions.

         1.32. MATCHING CONTRIBUTIONS mean the contributions made by a Company under Section 3.2(a).

         1.33. MERGER DATE means the date as of which a Prior Plan or Grandfathered Prior Plan was merged with the Plan.

         1.34. NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is credited with Qualified Nonelective Contributions or Qualified Matching Contributions made on behalf of a Participant. A Participant's Nonelective Contribution Account may also be credited with nonelective contributions (as defined in Code Section 401(m)(4)(C)) made under the terms of a Prior Plan or to comply with the requirements of Schedule B and Code Section 401(k) and (m) nondiscrimination testing.

         1.35. NONHIGHLY COMPENSATED EMPLOYEE means an Employee who is not a Highly Compensated Employee.

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



         1.36.    NORMAL RETIREMENT AGE means a Participant's 65th birthday.

         1.37. NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the attainment of Normal Retirement Age.

         1.38. ONE-YEAR PERIOD OF SEVERANCE means a 12-consecutive month period beginning on the date a Severance of Service occurs and ending on the first anniversary of such date, provided that the Employee during the 12-consecutive month period fails to perform an Hour of Service.

         1.39. PARTICIPANT means any Eligible Employee who has completed the service required in Article 2 for so long as he or she has an Account Balance in the Plan. Notwithstanding the foregoing, an Eligible Employee who is eligible to participate, but elects not to contribute to the Plan, shall be treated as a Participant for purposes of Article 14 and Schedule B.

         1.40. PARTICIPATING COMPANY means an Affiliate whose employees are covered under the Plan.

         1.41. PERIOD OF SEVERANCE means the period of time commencing on the date a Severance of Service occurs and ending on the date on which the Employee again performs an Hour of Service for a Company.

         1.42.    PLAN means the Republic Services 401(k) Plan.

         1.43.    PLAN YEAR means the calendar year.

         1.44. PREDECESSOR COMPANY means a company or other business entity from whom RSG or an Affiliate acquired stock or all or substantially all of the assets.

         1.45. PRIOR PLAN means any tax-qualified retirement plan of a company acquired by RSG or an Affiliate which has been merged into this Plan and which had as its distribution options lump sum payments only.

         1.46. QUALIFIED DOMESTIC RELATIONS ORDER means a judgement, decree, or order relating to the provision of child support, alimony payments, or marital property rights, to a spouse, former spouse, child or other dependent, made pursuant to a state domestic relations law, which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable with respect to a Participant under the Plan, as described in Code Section 414(p). The Committee shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and procedures for complying with the order.

         1.47. QUALIFIED NONELECTIVE CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(d) and allocated to the Participant's Nonelective Contribution Account in accordance with Section 4.2(d).

         1.48. QUALIFIED MATCHING CONTRIBUTIONS mean the Company contributions made pursuant to Section 3.2(d) and allocated to the Participant's Nonelective Contribution Account in accordance with Section 4.2(e).

         1.49. REPUBLIC REWARDS AFTER-TAX ACCOUNT means the account maintained for a Participant which were subject to federal income tax attributable to his or her Republic Rewards Plan to Plan Transfer Contributions.

         1.50. REPUBLIC REWARDS EMPLOYER ACCOUNT means the account maintained for a Participant which is credited with employer contributions (other than non-elective contributions as defined in Code Section 401(m)(4)(C) or Rewards Matching Account contributions) attributable to his or her Republic Rewards Plan to Plan Transfer Contributions.

         1.51. REPUBLIC REWARDS 401(K) ACCOUNT means the account maintained for a Participant which is credited with the Participant's elective deferrals which were not subject to federal income tax when made because they were deferred under Code Section 401(k) attributable to his or her Republic Rewards Plan to Plan Transfer Contributions.

         1.52. REPUBLIC REWARDS NONELECTIVE CONTRIBUTION ACCOUNT means the account maintained for a Participant which is credited with qualified nonelective and/or matching contributions attributable to his or her Republic Rewards Plan to Plan Transfer Contributions.

         1.53. REPUBLIC REWARDS PLAN TO PLAN TRANSFER ACCOUNT means the Republic Rewards After-Tax Account, Republic Rewards Employer Account, Republic Rewards 401(k) Account, Republic Rewards Nonelective Contribution Account, Republic Rewards Rollover Account maintained for a Participant.

         1.54. REPUBLIC REWARDS PLAN TO PLAN TRANSFER CONTRIBUTIONS means the Republic Rewards Plan to Plan Transfer Accounts, transferred by the direct plan to plan transfer to this Plan on behalf of Transferred Participants from the Republic Rewards 401(k)

Plan, pursuant to the Amended and Restated Employee Benefits Agreement dated March 4, 1999.

         1.55. REPUBLIC REWARDS ROLLOVER ACCOUNT means the account maintained for a Participant which is credited with the Participant's rollover contribution attributable to his or her Republic Rewards Plan to Plan Transfer Contributions.

         1.56. REPUBLIC REWARDS (AUTONATION) STOCK ACCOUNT means the account maintained for a Participant which is credited with the Participant's Republic Rewards Stock Contributions.

         1.57. REPUBLIC REWARDS STOCK CONTRIBUTIONS means common stock of AutoNation, Inc. transferred by the direct plan to plan transfer to this Plan on behalf of Transferred Participants from the Republic Rewards 401(k) Plan, pursuant to the Amended and Restated Employee Benefits Agreement dated March 4, 1999.

         1.58. REPUBLIC REWARDS STOCK OR AUTONATION STOCK means shares of common stock of AutoNation, Inc.

         1.59. REPUBLIC REWARDS (AUTONATION) STOCK FUND means the fund established pursuant to Section 9.4 to hold Republic Rewards Stock Contributions and reinvested dividends and other distributions from said contributions.

         1.60.    RSG means Republic Services, Inc. and any successor thereto.

         1.61. ROLLOVER ACCOUNT means the account maintained for a Participant which is credited with a Rollover Contribution made pursuant to
Section 3.5 and/or with a rollover contribution made under the terms of a Prior Plan.

         1.62. ROLLOVER CONTRIBUTION means the amount transferred to the Plan from another plan qualified under Code Section 401(a) or from a qualifying individual retirement account ("IRA") pursuant to Section 3.5 and allocated to the Participant's Rollover Account.

         1.63. SERVICE means a period commencing on the Participant's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Severance From Service Date, subject to the following:

                  (A) If an Employee has a Severance of Service because of quit, discharge or retirement and then performs an Hour of Service within twelve (12) months of the Severance of Service date, he or she shall receive Service credit for the Period of Severance.

                  (B) An Employee who has a Severance of Service because of quit, discharge or retirement during an authorized leave of absence, and who performs an Hour of Service within (12) months from the date the leave of absence began, shall receive service credit for the Period of Severance. If an Employee is absent for 12 full months, no service credit is given for the Period of Severance, except as required by Section 13.11.

         Service with a Predecessor Company shall be taken into account under the Plan as Service with a Company only with respect to an Employee who was employed by the Predecessor Company on the date its assets were acquired by RSG or an Affiliate. Service with a Predecessor Company shall be taken into account under the Plan unless previously disregarded under the Plan or a Prior Plan.

         Service with AutoNation, Inc. or its Affiliates shall be taken into account under the Plan for all Transferred Employees.

         In determining an Employee's Service, a prior period of service not required to be taken into account by reason of a Period of Severance which constitutes a Break in Service shall not be recognized under the Plan. If an Employee incurs more than a One-Year Period of Severance but less than five consecutive One-Year Periods of Severance, all Years of Service credited before the Period of Severance shall be reinstated.

         1.64.    SEVERANCE OF SERVICE means the earlier of:

                  (A) the date on which the Employee quits, retires, is discharged or dies;

                  (B) the date on which the Employee fails to return to the service of the Company at the expiration of an authorized leave of absence in excess of twelve (12) months or recovery from being Totally and Permanently Disabled in excess of six (6) months; or

                  (C) the first anniversary of the first date of a period in which the Employee remains absent from service with the Company (with or without pay) for any reason other than quit, retirement, discharge, death, authorized leave of absence or Total and

                           Permanent Disability (such as vacation, holiday, sickness, unauthorized leave of absence or layoff).

         Severance of Service shall not occur and credit for vesting purposes shall be given for the following:

                  (A) a period of service with the Armed Forces of the United States of America, if an Employee who left active service with the Company to enter and did directly enter such Armed Forces, returned to active employment within the time and under the conditions which entitle him/her to reemployment rights under the laws of the United States of America.

                  (B) transfer directly from the employment of one Company to another Company. Transfer of an Employee in this Plan to service with an Affiliate which has not adopted this Plan will not be considered as Severance of Service and such service will be included as Service in this Plan. However, such aforesaid service will only be credited for vesting purposes and not for benefit purposes under this Plan.

                  (C) the period ending on the second anniversary of any absence from work by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period immediately following such birth or placement; provided, however, that the period between the first and second anniversaries of the first day of any such absence shall not count as Service and no credit will be given for such period for vesting purposes.

         1.65. SPOUSE OR SURVIVING SPOUSE means the legal spouse of the Participant as of the date of the Participant's death or as of the Participant's commencement of benefits, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order, except that none of the requirements relating to consent shall apply to such former spouse.

         1.66. TOTALLY AND PERMANENTLY DISABLED means having a disability which qualifies the Participant for Social Security disability benefits or Company sponsored long-term disability benefits ("LTD benefits"), if any. A Participant shall be Totally and Permanently Disabled only so long as he or she continues to qualify for Social Security disability benefits or LTD benefits. To be Totally and Permanently Disabled, the disability must arise while the Participant is employed by a Company.

         1.67. TRANSFERRED PARTICIPANTS means participants under the Republic Rewards 401(k) Plan whose account balances are transferred by direct plan to plan transfer to this Plan pursuant to the Amended and Restated Employee Benefits Agreement dated March 4, 1999.

         1.68. TRUST means the assets of the Plan held by the Trustee under the Trust Agreement between Merrill Lynch Trust Company (Florida) and Republic Services, Inc. dated effective April 1, 1999, as that instrument may be amended from time to time.

         1.69. TRUSTEE means the person, persons, bank, and/or other entity selected by the Board to hold the assets of the Trust in accordance with Article 12.

         1.70. VALUATION DATE means each business day of the Plan Year that the Trust assets are valued.

         1.71. YEAR OF SERVICE means twelve months of Service with a Company, a non-participating Affiliate or a Predecessor Company. Years of Service shall not include employment otherwise disregarded under the Plan, a Prior Plan, or any other tax-qualified retirement plans maintained by RSG or an Affiliate.

         All non-successive periods of Service shall be aggregated and any periods of Service of less than a whole year (whether or not consecutive) shall be aggregated on the basis that twelve months of Service equal a whole year of Service. A month of Service is deemed to be 30 days in the case of the aggregation of fractional months. After aggregating all Service, any period of Service less than a whole year (12 months) shall be disregarded.

         If, under the terms of the Prior Plan, service was credited using the general method described in ERISA Reg. ss. 2530.200b-2, an Employee's Service shall be converted to the elapsed time method by crediting each Employee with a period of Service consisting of:

         (1) A number of years equal to the number of years of service credited to the Employee under the terms of the Prior Plan before the Plan Year in which the Prior Plan was amended and restated using the Republic Services Group Holding Plan (the "Holding Plan"); and

         (2)      The greater of:

                  (A) the period of Service that would be credited to the Employee under the Service provisions of the Holding Plan beginning on the first day of the Plan Year in which the Plan is amended and restated using the Holding Plan; or

                  (B) the service taken into account under the Prior Plan for the year of the amendment as of the date the Prior Plan is amended and restated using the Holding Plan.

         An Employee shall receive credit for Service subsequent to the amendment and restatement commencing on the day after the last day of the Plan Year in which the transfer occurs.

                                   ARTICLE 2.
                          ELIGIBILITY AND PARTICIPATION


         2.1.     TIME OF PARTICIPATION.

                  (A) INITIAL ELIGIBILITY. An Eligible Employee may become a Participant in the Plan as of the first day of the month coinciding with or immediately following completion of a three (3) consecutive month period of Service, provided such Employee is employed and is at least age 18 on such date.

                  (B)      ELIGIBILITY OF REHIRED EMPLOYEE.

                           (I) A former Participant who is reemployed by a Company and who is an Eligible Employee becomes a Participant on the date he or she is reemployed.

                           (II) A former Employee who terminated employment with a Company before becoming a Participant must satisfy the requirement of paragraph
                                    (a) above following reemployment if such Employee returns to employment with a Company after more than a One-Year Period of Severance.

                           (III) A former Employee who terminated employment with a Company before becoming a Participant and returns to employment with a Company before a One-Year Period of Severance will be eligible to participate on the first day of the month following reemployment if he or she has at least three months of Service on such date.

                           (IV)     An Eligible Employee who had been a
                                    Participant under any tax-qualified
                                    retirement plan maintained by an Affiliate after its acquisition by RSG or another Affiliate shall be eligible to participate in the Plan in accordance with subparagraph
                                    (i), (ii) and (iii) above as if such
                                    employee had been formerly employed by RSG.

         2.2.     CHANGE IN STATUS.

                  (A) If a Participant no longer meets the definition of an Eligible Employee, such Participant may no longer contribute to the Plan and is no longer eligible for Company contributions effective as of the date of such change in status. If any such Employee again becomes an Eligible Employee, active participation in the Plan commences effective as of the date of the change in status. A change in status includes, but is not limited to, transfer to or from an Affiliate which is not participating in this Plan or becoming a member of a collective bargaining unit whose members do not participate in the Plan.

                  (B) If an Employee is employed by a Company after working for an Affiliate not covered by the Plan, his Service with the Affiliate shall count for purposes of meeting the eligibility requirement of Section 2.1(a).

                                   ARTICLE 3.
                                  CONTRIBUTIONS


         3.1.     EMPLOYEE CONTRIBUTIONS.

                  (A)      401(K) CONTRIBUTIONS.

                           (I) A Participant may elect to make 401(k) Contributions in whole percentages of Compensation in the manner prescribed by the Committee which may not be less than 1% of Compensation and which may not exceed the lesser of (i) 15% of Compensation, or (ii) $10,000 (adjusted from time to time for increases in the cost-of-living pursuant to Code Section 402(g)(5)).

                           (II) With respect to participants in the Republic Rewards 401(k) Plan who begin participating in this Plan effective April 1, 1999, the election to defer compensation made under the Republic Rewards 401(k) Plan is deemed to be an election made under paragraph (i) above.

                  (B) CHANGE IN PARTICIPANT'S ELECTION. A Participant may change his contribution election at any time in accordance with the Plan's administrative procedures.

                  (C) AFTER-TAX CONTRIBUTIONS. No After-Tax Contributions can be made to this Plan.

                  (D) AUTOMATED ELECTIONS. In the event that Participant deferral elections are automated through a voice response unit or similar automated method provided by the Plan's recordkeeper, a written election form will not be required.

         3.2.     COMPANY CONTRIBUTIONS.

                  (A) MATCHING CONTRIBUTIONS. The Company shall make contributions on behalf of each Participant who is an Eligible Employee credited with at least one Year of Service in an amount equal to 50% of the amount contributed for a Participant under Section 3.1 during a calendar quarter; however, no more than 4% of the Participant's Compensation for said calendar quarter shall be taken into account, and the Participant must be employed on the last day of the calendar quarter for which the contribution is made, except as provided in Section 4.2(c).

                  (B) DISCRETIONARY CONTRIBUTIONS. RSG, in its sole discretion, may make a Discretionary Contribution to the Plan for a Plan Year.

                  (C) CONTRIBUTIONS IN RSG STOCK. Matching Contributions and Discretionary Contributions may be made in RSG common stock. If stock is contributed, the shares contributed will be valued using the average of the closing prices for the stock each trading day during the calendar quarter for which the stock is being contributed.

                  (D) QUALIFIED NONELECTIVE CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS. The Company may make Qualified Nonelective Contributions and/or Qualified Matching Contributions, to the extent necessary to satisfy the nondiscrimination tests described in Schedule B of the Plan. RSG shall not be required to make a Qualified Nonelective Contribution or a Qualified Matching Contribution for any Plan Year, and RSG shall have sole discretion to determine whether any such contribution shall be made for a Plan Year.

         3.3. MAKEUP CONTRIBUTIONS. In addition to other Company contributions described in this Article, the Company may make special makeup contributions to the Plan, if necessary. A makeup contribution is necessary if a Participant's or Beneficiary's Account must be reinstated in accordance with
Section 6.10 or if a mistake or omission in making or allocating contributions is discovered and is not corrected by revising prior allocations. A makeup contribution may be made if it is determined that a correction is advisable under an IRS procedure such as APRSC.

         3.4. 401(K) PLAN NONDISCRIMINATION TESTING. The Plan will satisfy the nondiscrimination tests set out in Schedule B.

         3.5. ROLLOVER CONTRIBUTIONS. An Eligible Employee may transfer to the Plan and Trust, by check made payable to the plan from the transferring plan trustee, all or any portion of the amount to the credit of the Employee under the transferee plan and trust that is tax-qualified under Code Section 401(a) which constitutes a qualifying rollover distribution under Code Section 402(c), excluding any amount representing non-deductible employee contributions.

         The Rollover Contribution must be made in cash and must meet all applicable direct rollover transfer requirements under the Code. Acceptance by the Plan and Trust of any direct rollover transfer shall not constitute, or be construed to be, a determination by the Committee of the tax consequences to the Participant of the direct rollover transfer.

         3.6.     METHOD AND TIME FOR PAYMENT OF CONTRIBUTIONS.

                  (A) It is the intent of RSG to pay 401(k) Contributions to the Trustee in accordance with Department of Labor regulations.

                  (B) All other contributions shall be paid to the Trustee no later than the time prescribed by law (including extensions thereof) for filing the Company's federal income tax return for the fiscal year ending with or within the Plan Year for which the contribution is made.

         3.7. CONTRIBUTION DUE TO MISTAKE OF FACT. If a contribution was made due to a mistake of fact, the amount attributable to the mistake of fact (unadjusted for earnings attributable to the mistaken amount, but reduced for any losses attributable to the mistaken amount) may revert to the Company within a one year period after it was contributed. If such reversion does not occur within such one year period, such mistaken amount shall be held in a suspense account (with no adjustment made for gains, losses or interest), and such mistaken amount shall be applied against future Company contributions until it has been fully used.

         3.8. NONDEDUCTIBLE OVERPAYMENT. All contributions to the Plan are conditioned on their deductibility under Code Section 404. If a nondeductible overpayment is made by the Company, such overpayment may revert to the Company within a one year period, unadjusted for earnings attributable to the overpayment, but reduced for any losses attributable to the overpayment. If a nondeductible overpayment does not revert within such one year period, such overpayment shall be held in a suspense account (with no adjustment for gains, losses or interest), and such overpayment shall be applied against future Company contributions until it has been fully used.

         3.9. INITIAL NONQUALIFICATION. The provisions of this Plan are subject to the approval by the Internal Revenue Service and to any amendments necessary to obtain such approval. Notwithstanding the foregoing, if, upon the timely filing of a determination letter application on the qualified status of the Plan, the Plan is determined not to initially satisfy the qualification requirements of Section 401(a) of the Code and if the Company declines to amend the Plan to satisfy such qualification requirements, all of the Company's contributions together with the income and gain therefrom, will be returned to the Company within one year of such determination.

         3.10. INDIVIDUAL ACCOUNTING. The Committee shall establish and maintain adequate records disclosing the separate proportionate interest of each Participant in the Trust.

                                   ARTICLE 4.
                      CONTRIBUTION ALLOCATIONS AND VESTING


         4.1. ALLOCATION OF 401(K) CONTRIBUTIONS. 401(k) Contributions made by the Company pursuant to the Participant's election under Section 3.1(a) will be allocated to the 401(k) Account of the Participant on whose behalf they are made.

         4.2.     COMPANY CONTRIBUTIONS.

                  (A) ALLOCATION OF MATCHING CONTRIBUTIONS. Matching Contributions made pursuant to Section 3.2(a) will be allocated as of the last day of each calendar quarter to the Matching Account of the Participant on whose behalf they are made.

                  (B) ALLOCATION OF DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions made pursuant to Section 3.2(b) will be allocated to the Matching Accounts of those Participants (or, if so specified by RSG, in its sole discretion, only to Participants who are Non-Highly Compensated Employees) who made 401(k) Contributions during the Plan Year, who are credited with at least one Year of Service and who are employed on the last day of the Plan Year. The amount of Discretionary Contribution allocated to such Participant will be equal to the product obtained by multiplying the amount of the Discretionary Contribution by a fraction

                           (I) the numerator of which is the total amount of 401(k) Contributions made by the Participant that are not in excess of 6% of the Participant's Compensation, and

                           (II) the denominator of which is the total amount of the 401(k) Contributions made by all Participants eligible for a Discretionary Contribution, taking into account only 401(k) Contributions that are not in excess of 6% of each such Participant's Compensation.

                  (C) EXCEPTION TO LAST DAY OF PLAN QUARTER/YEAR EMPLOYMENT REQUIREMENT. Notwithstanding anything in the Plan to the contrary, a Participant who dies, retires at or after reaching Early

                           Retirement Age or becomes Totally and Permanently Disabled will receive a Matching Contribution and any Discretionary Contribution as provided in Section 4.2(b), provided the Participant is credited with at least One Year of Service.

                  (D) ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Company elects to make a Qualified Nonelective Contribution for a Plan Year, such contribution will be allocated to the Nonelective Contribution Account of each Participant. At the discretion of the Committee, such allocation shall be made (i) in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, (ii) in equal dollar amounts, or (iii) using another method of allocation selected by the Committee. The Committee in its sole discretion, may limit the allocation of Qualified Nonelective Contributions to Nonhighly Compensated Employees or to a specific group of Nonhighly Compensated Employees. Qualified Nonelective Contributions shall be treated as 401(k) Contributions for all purposes under the Plan to the extent used to satisfy the ADP test described in Schedule B.

                  (E) ALLOCATION OF QUALIFIED MATCHING CONTRIBUTIONS. If the Company elects to make a Qualified Matching Contribution for a Plan Year, such contribution will be allocated to the Nonelective Contribution Account of each Participant. At the discretion of the Committee, such allocation shall be made (i) in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, (ii) in equal dollar amounts, or (iii) using another method of allocation selected by the Committee. The Committee in its sole discretion, may limit the allocation of Qualified Matching Contributions to Nonhighly Compensated Employees or to a specific group of Nonhighly Compensated Employees. Qualified Matching Contributions shall be treated as 401(k) Contributions for all purposes under the Plan to the extent used to satisfy the ADP test described in Schedule B.

                  (F) ALLOCATION OF MAKEUP CONTRIBUTIONS. A contribution made pursuant to Section 3.3 will be allocated in accordance with the Committee's direction to reinstate a former Participant's Account or, as necessary, to correct a mistake or omission.

         4.3. ALLOCATION OF ROLLOVER CONTRIBUTION. A Rollover Contribution made by a Participant will be allocated to the Participant's Rollover Account.

         4.4. ALLOCATION OF ASSETS FROM PRIOR PLAN. Assets from a Prior Plan will be allocated to a subaccount of the 401(k) Account, Nonelective Contribution Account, After Tax Contribution Account, Rollover Account or Employer Account, whichever is appropriate, for the benefit of the Participant who was credited with those assets under the Prior Plan at the time of transfer.

         4.5.     LIMITATION ON ALLOCATIONS.

                  (A) Notwithstanding the preceding sections, the amount of contributions allocated under Sections 4.1 and 4.2 may be limited in accordance with the provisions of Code Section 415. Any amounts that cannot be allocated to a particular Participant because of Code
                           Section 415 shall be applied in the following order:
                           (i) a Participant's 401(k) Contributions for the year will be reduced to the extent necessary to satisfy Code Section 415 and returned to the Participant; and
                           (ii) any other amounts shall be forfeited from the Participant's Account and used to reduce Company contributions.

                  (B) If the benefit under this Plan, when considered in combination with any allocations or benefits the Participant accrues under any other qualified retirement plan of a Company, fails to meet Code
                           Section 415, the requirements of Code Section 415 shall be met by reducing the Participant's benefits under this Plan. However, if the other plan has a similar provision which would require that the reduction to satisfy Code Section 415 be taken under that plan, the provisions of that plan shall apply.

         4.6. VESTING. A Participant is 100% vested in his or her Account Balance, Republic Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account under the Plan.

                                   ARTICLE 5.
              VALUATION OF FUND AND ALLOCATION OF GAINS AND LOSSES


         5.1. VALUATION OF FUND. The Trustee shall value the Trust as of the last Valuation Date of each calendar quarter, and the Trustee shall report the value of the net worth of the Trust to the Committee in writing upon the completion of the valuation. In determining the net worth of the Trust, the Trustee shall value the assets at fair market value as of such Valuation Date and shall deduct from the Trust expenses, charges, and fees of the Trust unless such expenses, charges, and fees have been guaranteed or reimbursed by the Company.

         5.2. DAILY VALUATION. A Participant's Account Balance, Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account shall be valued using a daily valuation method of accounting. Under the daily valuation method of accounting, all amounts held in the Trust are invested as a unit or in accordance with the provisions of certain other limited investment options as allowed by the Committee and the Trustee. As of each Valuation Date, the Trustee shall adjust each Investment Fund in the Participant's Account Balance, Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account (including a suspense account and any other accounts maintained for daily valuation accounting purposes) in the following manner (but not necessarily in the same order):

                  (A) Value at current fair market value the assets of the Trust.

                  (B) Adjust the Participant's Account Balance, Republic Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account (including any suspense accounts) for any gain or loss since the last Valuation Date.

                  (C) Subtract all payments or distributions made from the Participant's Account Balance, Republic Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account since the preceding Valuation Date, including any adjustments for fees and expenses of the trust charged to such accounts.

                  (D) Add the 401(k) Contributions, Matching and/or Nonelective Contributions, and Rollover Contributions made to the Trust since the last Valuation Date to the appropriate accounts. Add Discretionary Contributions when allocable to the appropriate accounts.

                  (E) Debit or credit, as applicable, the Investment Funds due to the Participant's change in investment election pursuant to Article 9.

         Notwithstanding the foregoing, if the Plan holds an asset that cannot be valued readily on a daily basis, the Committee and the Trustee may treat that asset separate and apart from the daily valuation accounting and may value that asset at such time or times as deemed necessary, but at least annually.

                                   ARTICLE 6.
                               PAYMENT OF BENEFITS


         6.1.     DISTRIBUTION OF BENEFITS.

                  (A) If a Participant separates from service or becomes Totally and Permanently Disabled, the Participant's Account Balance shall be payable in cash, in accordance with this article.

                  (B) If a Participant separates from service or becomes Totally and Permanently Disabled, the Participant's Grandfathered Account Balance shall be payable in accordance with Schedule C and Sections 6.4, 6.5, 6.7, 6.8 and 6.10. Participants who were participants in a Grandfathered Prior Plan have grandfathered distribution options set out in Schedule C. The identity of the Participants and the amounts subject to those provisions shall be determined by the Committee and maintained by the Plan's recordkeeper. Such Participants have all of the options set out in Schedule C if they were formerly covered by a Grandfathered Prior Plan which had one or more of the Schedule C options and merged with this Plan, but only with respect to amounts (and gains and losses thereon) transferred to this Plan from the Grandfathered Prior Plan.

                  (C) If a Participant separates from service or becomes Totally and Permanently Disabled, the Participant's Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account shall be payable in accordance with Schedule E and Sections 6.4, 6.5, 6.7, 6.8 and 6.10. Participants who have Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account balances have the distribution options set out in Schedule E. The identity of the Participants and the amounts subject to those provisions shall be determined by the Committee and maintained by the Plan's recordkeeper. Such Participants have the options set forth in Schedule E only with respect to amounts (and gains and losses thereon) transferred to this Plan as Republic Rewards Plan to

                           Plan Transfer Account and Republic Rewards
                           (AutoNation) Stock Account.

                  (D) A Participant will be treated as having incurred a separation from service and a distribution will be available under this Article, Schedule C and/or Schedule E in the event of:

                           (I) the disposition of a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code
                                    Section 409(d)(2)) used in a trade or
                                    business if the Participant continues
                                    employment with the corporation acquiring the assets and the selling corporation continues to maintain the Plan after the disposition; or

                           (II) the disposition by a corporation to an unrelated entity or individual of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the Participant continues employment with the subsidiary and the selling corporation continues to maintain the Plan.

         A distribution is not available under this paragraph if the purchaser maintains the seller's plan at any time after the disposition. A distribution made under this paragraph may not be made later than the end of the second year following the calendar year in which the disposition occurred except in unusual circumstances or in accordance with applicable regulations.

         6.2.     AMOUNT AND TIME OF PAYMENT.

                  (A) When a Participant's Account Balance and/or Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account become payable, a distribution of the Account Balance and/or Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account, valued as of the Valuation Date immediately preceding the date of distribution, will be made to the Participant with the Participant's consent as soon as administratively practicable.

                  (B) If the Participant does not consent to a distribution, the Account

                           Balance and/or Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account will remain invested under the Plan, subject to the Participant's right to direct the investment of the Account.

                  (C) If a Participant receives a distribution, any contributions credited to the Participant's Account and/or Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account subsequent to such distribution shall become distributable as of their allocation.

                  (D) Distribution of a Participant's Account Balance and/or Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account shall begin no later than sixty (60) days after the end of the Plan Year in which occurs the later of:

                           (I)      the Participant's attainment of age 65,

                           (II) the tenth anniversary of the Participant's participation in the Plan, or

                           (III) the Participant's termination of employment with the Company.

         6.3. METHOD OF PAYMENT. When a Participant's Account is distributable, a Participant has the right to elect in writing, on a form approved by and filed with the Committee, to have his or her Account Balance distributed in a single lump sum payment.

         6.4. SMALL BENEFIT PAYMENTS. Notwithstanding Sections 6.2, if the total of the Participant's Account Balance Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account and Grandfathered Account Balance is $5,000 or less, the Committee will pay the Participant or the designated Beneficiary (if the benefit payable is a death benefit) the value of the Account Balance, Republic Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account Balance in a lump sum payment as soon as administratively practicable, without the consent of the Participant (or Spouse, if applicable under Schedule
C).

         6.5.     MINIMUM DISTRIBUTION RULES.

                  (A) GENERAL RULE. A Participant must begin receiving minimum required distributions from the Plan in accordance with Code Section 401(a)(9) by April 1 of the calendar year following the later of the calendar year in which such Participant attains age seventy and one-half (70 1/2) or the calendar year in which the Participant retires.

                  (B) SPECIAL RULE APPLICABLE TO 5-PERCENT OWNER. A 5-percent owner of a Company, as that term is defined in Code Section 416, is required to begin receiving minimum required distributions under Code Section 401(a)(9) by April 1 of the calendar year following attainment of age 70 1/2 without regard to whether he or she has retired.

         6.6. ELECTION OF DIRECT ROLLOVER. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, Schedule C or Schedule E, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a Direct Rollover (as defined below).

                  DEFINITIONS -

                  (A) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (B) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code
                           Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (C) DISTRIBUTEE. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order are distributees with regard to the interest of the Spouse or former Spouse.

                  (D) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         6.7. QUALIFIED DOMESTIC RELATIONS ORDER PAYMENTS. A domestic relations order relating to benefits under this Plan shall be reviewed by the Committee in accordance with the Committee's QDRO procedures. The Committee may establish procedures for processing domestic relations orders and determining the qualified status of any such order in accordance with IRS guidance, rulings or regulations. If the order is a Qualified Domestic Relations Order received by this Plan, the Committee will authorize payment to the alternate payee pursuant to the terms of the Qualified Domestic Relations Order as soon as administratively practicable without regard to the time distribution would be made with respect to the affected Participant.

         6.8. NONFORFEITABILITY. Notwithstanding anything in the Plan to the contrary, a Participant's right to his or her Account Balance shall be nonforfeitable. In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vested percentage of each Participant in his or her Account Balance accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment.

         6.9. REEMPLOYMENT. If a Participant, who received a lump sum distribution from a Prior Plan, or a Grandfathered Prior Plan upon termination of employment prior to the merger of said Plan into this Plan, is reemployed, such Participant shall have the right to have the nonvested portion of his or her account balance that was forfeited restored upon repayment to the Plan of the full amount of the distribution. To receive a restoration of the forfeited amount, the repayment must be made before the Participant incurs five One-Year Periods of Severance. The restoration allocation will be in the amount of the forfeiture and will not be adjusted for gains or losses which occurred after the forfeiture arose.

                                   ARTICLE 7.
                                 DEATH BENEFITS


         7.1.     DEATH BENEFITS.

                  (A) A Participant's Account Balance, Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account are payable upon his or her death prior to commencement of benefit payments to such Participant's Surviving Spouse, unless the Participant is either not married or has filed a Qualified Designation of Beneficiary (described in
                           Section 7.2) with the Committee. If a Participant is not married or has filed a Qualified Designation of Beneficiary, his or her Account Balance, Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account are payable to the Participant's designated Beneficiary.

                  (B) Distribution of the Participant's Account Balance shall be paid out in a lump sum as soon as administratively practicable after the Participant's death with the Participant's spouse or Designated Beneficiary consent, but not later than December 31 of the calendar year containing the fifth anniversary of the Participant's death. Provided however, if the Participant's combined Account Balance, Republic Rewards Plan to Plan Transfer Account, Republic Rewards (AutoNation) Stock Account and Grandfathered Account Balance is $5,000 or less, distributions will be made in accordance with Section 6.4.

                  (C) Distribution of the Participant's Republic Rewards Plan to Plan Transfer Account and Republic Rewards (AutoNation) Stock Account will be paid in accordance with Schedule E.

                  (D) A Participant's Grandfathered Account Balance is payable upon his or her death prior to commencement of benefit payments in accordance with Schedule C. Participants who were Participants in a Grandfathered Prior Plan have grandfathered distribution options set out in Schedule C. The identity of the Participants and the amounts subject to those provisions shall be determined by the Committee and maintained by the Plan's recordkeeper.

                           Such Participants (and their beneficiaries) have all of the distribution options set out in Schedule C if they were formerly covered by a Grandfathered Prior Plan which had one or more of the Schedule C options and merged with this Plan, but only with respect to amounts (and gains and losses thereon) transferred to this Plan from the Grandfathered Prior Plan.

         7.2. DESIGNATION OF BENEFICIARY. If a Participant is not married, he or she may file a designation of Beneficiary with the Committee. The designated Beneficiary shall be entitled to receive any death benefit payable under the Plan in accordance with Section 7.1. If a Participant is married at the time of his or her death, the Beneficiary of such deceased Participant will be the Participant's Surviving Spouse, unless the Participant has filed a Qualified Designation of Beneficiary with the Committee. A "Qualified Designation of Beneficiary" means a form provided by the Committee on which the Participant's Spouse consents in writing to the designation of a Beneficiary other than the Spouse. The written consent must be witnessed by either a Notary Public or an authorized representative of the Committee. A Spouse's consent is irrevocable when given. A Qualified Designation of Beneficiary may be revoked at any time by the Participant and a new Qualified Designation of Beneficiary filed with the Committee. If the Surviving Spouse or designated Beneficiary predeceases the Participant and no contingent beneficiary is named, or if there is no valid designation of Beneficiary executed by a Participant, the death benefit payable under this section will be paid to the Participant's estate.

                                   ARTICLE 8.
                     IN-SERVICE WITHDRAWALS BY PARTICIPANTS


         8.1. HARDSHIP DISTRIBUTIONS FROM 401(K) ACCOUNT. A Participant may request a distribution of his or her elective deferrals made to the 401(k) Account, Republic Rewards 401(k) Account and/or Grandfathered 401(k) Account in the event of hardship. For purposes of this section, a distribution is made on account of hardship only if the distribution is made both on account of an immediate and heavy financial need of the Participant and is necessary to satisfy the financial need. This section is intended to comply with Internal Revenue Service regulation ss. 1.401(k)-1(d)(2) and will be interpreted and applied in accordance with that regulation.

                  (A) The following are the only financial needs considered immediate and heavy:

                           (I)      Expenses for medical care (described in
                                    Section 213(d) of the Code) previously
                                    incurred by the Participant, the
                                    Participant's Spouse, or any dependent of the Participant (as defined in Code Section
                                    152) or amounts necessary for these persons to obtain such medical care;

                           (II) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                           (III) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's Spouse, children or dependents (as defined in Code
                                    Section 152);

                           (IV) Payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                           (V)      Any other financial need considered
                                    immediate and heavy under IRS regulations, rulings, notices or other documents of general applicability.

                  (B)      When a Participant takes a hardship distribution:

                           (I) He or she will be suspended from making 401(k) Contributions for twelve months following receipt of the hardship distribution; and

                           (II) For the taxable year of the Participant following the taxable year of the hardship distribution, the Participant's 401(k) Contributions are limited to the applicable limit under Code Section 402(g) reduced by the Participant's 401(k) Contributions for the year the hardship distribution was taken.

                  (C) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

                           (I)      The Participant has obtained all
                                    distributions, other than hardship
                                    distributions, and all nontaxable loans
                                    currently available under all plans
                                    maintained by the Company;

                           (II) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                  (D) Notwithstanding the foregoing, if the Participant has a Grandfathered 401(k) Account or elective deferrals in the 401(k) Account made under a Prior Plan, elective deferrals may be withdrawn under this section only if records identifying the elective deferrals were maintained under the Prior Plan or Grandfathered Prior Plan.

                  (E) Earnings on elective deferrals in the 401(k) Account made under a prior plan may be withdrawn if attributable to elective deferrals made for Plan Years which began prior to 1989, if records identifying the earnings were maintained.

         8.2. WITHDRAWAL FROM ROLLOVER ACCOUNT. Upon written notice to the Committee, a Participant may withdraw his or her Rollover Account, Republic Rewards Rollover Account and/or Grandfathered Rollover Account at any time for any reason.

         8.3. WITHDRAWALS AFTER AGE 59 1/2. Upon written notice to the Committee, a Participant who has attained age 59 1/2 may withdraw all or part of his or her Account, Republic Rewards Plan to Plan Transfer Account and/or Grandfathered Account at any time for any reason.

         8.4. WITHDRAWALS FROM AFTER-TAX ACCOUNT. Upon written notice to the Committee, a Participant may elect to withdraw his or her After-Tax Account, Republic Rewards After-Tax Account and/or Grandfathered After-Tax Account at any time for any reason.

         8.5. WITHDRAWALS FROM EMPLOYER ACCOUNT. With respect to a Participant with a Republic Rewards Employer Account or Grandfathered Employer Account, such Participant, upon written notice to the Committee, may elect (with spousal consent given in accordance with Schedule C as to the Grandfathered Employer Account), to withdraw such account, provided such Participant has a total of at least five years of employment with RSG, its Affiliates and any Predecessor Company.

         8.6.     LIMITATIONS ON WITHDRAWALS.

                  (A) No distribution will be made under this article which will result in a distribution amount of less than $500 or the total amount available for withdrawals, if less. This limitation is applicable to each account and is not an aggregate limitation.

                  (B) In the case of a partial withdrawal made by a Participant having an interest in more than one Investment Fund, the amount withdrawn from each Investment Fund shall be in the same proportion as the value of his interest in each such Investment Fund immediately preceding such withdrawal bears to the total value of the account from which the withdrawal is made.

         8.7. SPOUSAL CONSENT. A Participant who requests a withdrawal from any account subject to Schedule C must obtain the consent of his or her Spouse, if married, to any withdrawal requested under this article on such form and with such notice as the Committee requires in accordance with Code Sections 401(a)(11) and 417.

         8.8. AUTOMATED WITHDRAWALS. The written notice for a withdrawal is not required in the event a withdrawal is processed through an automated voice response unit or similar automated method provided by the Plan's recordkeeper in accordance with the recordkeeper's procedures.

                                   ARTICLE 9.
                           INVESTMENT OF TRUST ASSETS


         9.1.     PARTICIPANT DIRECTED INVESTMENTS.

                  (A) Each Participant has the right to direct the investment of his or her Account Balance, the Republic Rewards Plan to Plan Transfer Account, the Republic Rewards (AutoNation) Stock Account and/or Grandfathered Accounts maintained for a Participant under this Plan except the Matching Account. A Participant's investment direction is limited to the Investment Funds selected by the Committee.

                  (B) One of the Investment Funds is designed to invest primarily in RSG common stock. The Committee may set limits on the percentage of a Participant's Account (other than the Matching Account) that may be invested in RSG stock.

                  (C) A Participant's investment direction shall be made in accordance with the procedures established by the Committee and/or the Trustee governing the manner and method in which such direction may occur. The Participant may change his or her investment selections at such times as are permitted by the Trustee and the Committee in accordance with the procedures and rules established by the Trustee and the Committee. A Participant has the right to have all or part of the Account Balance and Grandfathered Account Balance (except for the Matching Account) transferred between Investment Funds under rules established by the Committee and/or the Trustee.

                  (D) All accounts transferred to this Plan from Republic Rewards 401(k) Plan pursuant to the Amended and Restated Employee Benefits Agreement of February 1999 shall be initially invested in the same Funds in this Plan and in the same proportions as invested by a Participant under the Republic Rewards 401(k) Plan immediately prior to said transfer.

         9.2.     INVESTMENT OF MATCHING ACCOUNT.

                  (A) A Participant's Matching Account shall be invested in a fund designed to invest primarily in RSG common stock. A Participant has no investment discretion with respect to that account except as set forth in subsection (b) below.

                  (B) A Participant who has attained age 55 and completed three Years of Service may direct all of a portion of the investment of his or her Matching Account in accordance with the direction applicable to all other assets in his or her Account.

         9.3. VOTING RIGHTS. Voting rights with respect to stock or other securities in the respective Funds, may be exercised by the Trustee or by such proxy as the Trustee may elect, except for voting rights with respect to shares of RSG common stock and AutoNation, Inc. common stock (including fractional shares) held by the Trustee which are held respectively in the Matching Account or Republic Rewards (AutoNation) Stock Account of any Participant, which shall be exercised by the Trustee at respective meetings of RSG's stockholders or AutoNation stockholders in accordance with the instructions of each Participant.

         For purposes of exercising the Participant's rights under this section, RSG or AutoNation shall respectively notify each Participant of each annual or special meeting of its shareholders and of any other occasion for the exercise of voting or other rights by such shareholders in the same manner as any other shareholder of the stock. The notification shall include a copy of any proxy solicitation material and any other information which RSG or AutoNation distributes to its shareholders regarding the exercise of voting or other rights, together with a form requesting instructions to the Trustee as to how the Participant's rights are to be exercised. RSG or AutoNation shall tabulate and certify to the Trustee the instructions received, and the Trustee shall vote or otherwise exercise rights with respect to shares as instructed. In so doing, the Trustee shall accumulate fractional share votes covered by such instruction for or against any proposed action and shall disregard any remaining fractional share.

         All shares of RSG or AutoNation common stock held in a Participant's Account for which instructions shall not have been timely received by the Trustee shall be voted by the Trustee in the same manner and in the same proportions as are voted for shares of RSG or AutoNation common stock for which instructions shall have been so received.

         9.4. INVESTMENT DIRECTIONS OF REPUBLIC REWARDS STOCK CONTRIBUTIONS. The Trustee shall hold all Republic Rewards (AutoNation) Stock Contributions in shares of AutoNation, Inc. common stock ("AutoNation" shares), which will be held in a separate fund designated the Republic Rewards (AutoNation) Stock Fund. This Fund is established to retain said AutoNation shares and reinvest all dividends and other distributions on said AutoNation shares in additional shares of AutoNation stock. Except for shares of AutoNation stock purchased with dividends or other distributions from AutoNation stock, no additional shares of AutoNation stock may be purchased or added to this Fund.

         A Participant shall have the right to make an unlimited number of irrevocable elections, each of which shall be made in accordance with procedures prescribed by the Committee, to have a stated dollar amount or a stated whole percentage of his or her interest in the Republic Rewards (AutoNation) Stock Fund valued as of the Valuation Date determined by the Trustee in accordance with uniform procedures it establishes, which date shall coincide with or be immediately after receipt by the Trustee of such election, transferred in designated portions, in a stated dollar amount or stated whole percentage, to one (1) or more of the Investment Funds established pursuant to Section 9.1, as the Participant may direct in each such election. Once an election has been made to transfer values out of the Republic Rewards (AutoNation) Stock Fund such transferred values cannot be reinvested in the RII Stock Fund. The interest or interests in any of the Investment Funds established pursuant to Section 9.1 resulting from any such transfer shall be attributable to, and become a part of the Participant's Matching Account for purposes of administration and distribution.

                                   ARTICLE 10.
                               PLAN ADMINISTRATION


         10.1. ESTABLISHMENT OF THE EMPLOYEE BENEFITS COMMITTEE. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Employee Benefits Committee. The Committee is the plan administrator (within the meaning of Section 3 of the Act and Code
Section 414(g)) with such authority, responsibilities and obligations as the Act and the Code grant to and impose upon persons so designated. For purposes of the Act, the Committee shall be a "named fiduciary" under the Plan. If no Committee is appointed by the Board of Directors of RSG (or the Executive Committee of RSG with authority from the Board of Directors), RSG shall be the plan administrator and named fiduciary of the Plan and shall have all the rights, duties and powers of the Committee set forth in this Article.

         Any member of the Committee may resign by delivering his or her written resignation to the secretary of the Committee. Such resignation shall be effective thirty (30) days after the date the notice is received, or on an earlier date designated by majority vote of the Committee's remaining members.

         No member of the Committee who is also an Employee receiving regular compensation as such shall receive any compensation for his or her services as a member of the Committee. No bond or other security shall be required of any member of the Committee in any jurisdiction. No member of the Committee shall, in such capacity, act or participate in any action directly affecting his or her own benefits under the Plan other than an action which affects the benefits of Participants generally or group of Participants.

         10.2. POWERS OF THE COMMITTEE. The powers of the Committee include, but are not limited to, the following:

                  (A) determining the times and places for holding meetings of the Committee and the notice to be given of such meetings;

                  (B) employing such agents and assistants, such counsel (who may be counsel to the Company), and such clerical, medical, accounting, actuarial and investment services or advisers as the Committee may require in carrying out the provisions of the Plan;

                  (C) authorizing one or more of their number or any agent to make any payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications and instructions to the trustee of the Plan shall be signed by at least two members of the Committee;

                  (D) in its discretion, establishing one or more subcommittees as it deems appropriate, and delegating any power or duty granted to the Committee to any such subcommittee;

                  (E) appointing and removing the trustee of the Plan pursuant to the terms of the trust agreement;

                  (F) receiving and reviewing reports from the trustee of the Plan as to the financial condition of the trust, including its receipts and disbursements;

                  (G) executing and filing with the appropriate governmental agencies such registration and other statements, forms, applications, notifications, and other documents or information as the Committee may from time to time deem necessary or appropriate in connection with the Plan;

                  (H) executing the adoption, amendment or restatement of the Plan by any company or other entity affiliated with the Company;

                  (I) amending the Plan to the extent it is authorized to do so by the Board on the terms of the Plan; and

                  (J) directing the Trustee, or appointing one or more investment managers to direct the Trustee, subject to the conditions set forth in the trust agreement and in this article, in all matters concerning the investment of the Trust.

         10.3.    DUTIES AND AUTHORITY OF THE EMPLOYEE BENEFITS COMMITTEE.

                  (A) The Committee shall have the general responsibility for administering the Plan and carrying out its provisions. Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business and shall promulgate such rules as may be necessary to effectuate the Plan's funding and investment policy. The Committee, in its sole discretion, shall determine all matters of administration and interpretation and the amounts of and rights to benefits payable under the Plan. Provided however, to the extent the Committee delegates its discretion to determine matters of administration, interpretation and amounts of and rights to benefits payable under the Plan to a subcommittee such subcommittee shall have the sole discretion to make such determinations.

                  (B) It shall be the duty of the Committee to notify the Trustee in writing of the amount of any benefit which shall be due to any Participant and in what form and when such benefit is to be paid.

                  (C) The Committee may at any time or from time to time with respect to the Plan require the Trustee, by a written direction to purchase one or more annuities, in specific amounts, in the names of Participants, their Spouses, their contingent annuitants, and/or their beneficiaries from an insurance company designated by the Committee.

                  (D) The responsibility for the formulation of the general investment practices and policies of the Plan and its related Trust and for effectuating such practices and policies is placed with the Committee.

         10.4. ACTIONS BY THE COMMITTEE OR A SUBCOMMITTEE. The majority of the members of the Committee, but no fewer than two, or a subcommittee established pursuant to Section 10.2(d) (a "subcommittee") shall constitute a quorum for the transaction of business at any meeting. Resolutions or other actions made or taken by the Committee or subcommittee shall require the affirmative vote of a majority of the members of the Committee or subcommittee attending a meeting, or by a majority of members in office by writing without a meeting.

         10.5. ACTION TAKEN IN GOOD FAITH. To the extent permitted by the Act, the members of the Committee and RSG and the Companies and their respective officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the recordkeeper, upon all certificates and reports made by any accountant or by the Trustee, upon all opinions given by any legal counsel selected or approved by the Committee, and upon all opinions given by any investment adviser selected or approved by the Committee, and the members of the Committee, the Companies and their respective officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such tables, valuations, certificates, reports, opinions or other advice of any recordkeeper, accountant, Trustee, investment adviser, legal counsel or other professional advisor, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and Employees.

         10.6. INDEMNIFICATION. To the extent not contrary to the Act or applicable state law, RSG shall indemnify the Committee and its members and any other director, officer or employee of a Company who is designated to carry out any responsibilities under the Plan for any liability, joint and/or several, arising out of or connected with their duties hereunder to the fullest extent permitted by law.

         10.7.    BENEFIT APPLICATION AND CLAIMS PROCEDURE.

                  (A) A Participant or Beneficiary shall apply for benefits by filing with the Committee a signed, written request specifically identifying the benefits requested and describing all facts and circumstances entitling him or her to payment. A written request is not required if distribution is processed through an automated voice response unit or similar automated method provided by the Plan's recordkeeper in accordance with the recordkeeper's procedures.

                  (B) Within ninety days after receipt of such an application, the Committee shall notify the applicant of its decision. If special circumstances require an extension of time, the Committee shall notify the applicant of such circumstances within ninety days after receipt of the application, and the Committee shall there after notify the applicant of its decision within 180 days after receipt of the application. If the application is denied in whole or in part, the Committee's notice of denial shall be in writing and shall state:

                           (I) the specific reasons for denial with specific reference to pertinent Plan provisions upon which the denial was based;

                           (II) a description of any additional materials or information necessary for the applicant to perfect his or her claim and an explanation of why the materials or information are necessary; and

                           (III) an explanation of the Plan's claim review procedure.

                  (C) During the sixty-day period following an applicant's receipt of a notice of denial of his or her application for benefits, the applicant or his or her duly authorized representative may review pertinent documents and within sixty (60) days submit a written request to the Committee for an appeal of the denial. An applicant requesting an appeal, or his or her duly authorized representative, may submit issues and comments in writing to the Committee. The Committee shall consider the merits of the applicant's presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as the Committee shall deem relevant; and shall render a decision as to the merit of the appeal and the claim. Within sixty (60) days after receipt of the request for appeal, the Committee shall issue a written decision to the applicant. If special circumstances require an extension of time, the Committee shall issue a written decision no later than 120 days after receipt of the request for appeal. The Committee's decision shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and contain specific references to the pertinent Plan provisions upon which the decision is based.

                  (D) If the Committee fails to respond to the claim or appeal within the times described above, the claim or appeal, whichever is applicable, is deemed denied.

         10.8. RESPONSIBILITIES OF NAMED FIDUCIARIES OTHER THAN THE COMMITTEE. The Trustee shall have such responsibilities with respect to the operation of the Plan as are set forth in the trust agreement. Any investment adviser which the Committee may employ shall have the responsibility to direct the Trustee in investing and reinvesting the Trust (or that portion thereof specified by the Committee in the instrument appointing such adviser) and to report the book value and fair market value of each asset in the Trust (or such portion thereof) to the Committee periodically, as such responsibilities may be more fully described in the trust agreement.

         10.9. ALLOCATION OF RESPONSIBILITIES. The description of the responsibilities and powers of the Committee and the description of the responsibilities of the Trustee contained in the foregoing provisions of this article shall constitute, for purposes of the Act, procedures for allocating responsibilities operation and administration of the Plan among the named fiduciaries.

         10.10. DESIGNATION OF PERSONS TO CARRY OUT RESPONSIBILITIES OF NAMED FIDUCIARIES. The Committee, the Trustee and any investment adviser which the Committee may employ may, except as to responsibilities involving management and control of assets held in the Trust, designate one or more other persons to carry out any or all of their respective responsibilities under the Plan, provided that such designation shall be made in writing, filed with the Plan's records and made available for inspection upon request by any Participant or Beneficiary under the Plan.

         10.11. PAYMENT OF EXPENSES. All expenses that shall arise in connection with the administration of this Plan and the trust agreement, including, but not limited to, the compensation of the Trustee and of any recordkeeper, accountant, counsel, investment adviser, other expert or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust unless paid by the Company or RSG; provided, however, that no person who is employed by any Company shall receive any compensation from the Plan except for reimbursement of expenses properly and actually incurred.

                                   ARTICLE 11.
                     PLAN ADOPTION, AMENDMENT OR TERMINATION


         11.1. ADOPTION OF PLAN BY AFFILIATES. Any Affiliate of RSG, if the corporation, business entity or Affiliate is authorized to do so by the Committee, may become a Company and may be included in this Plan. Such inclusion shall not require action by the Affiliate's Board of Directors (or other governing body) or by an officer of the Affiliate. The Companies listed in Schedule A are covered by this Plan, although inclusion in the Schedule is not necessary for a Company's employees to be covered by the Plan.

         11.2. DISASSOCIATION OF PARTICIPATING COMPANY. The participation in the Plan of a Participating Company shall cease at such time as the Committee may determine, without the consent, authorization, or corporate action of such Company. Participation in this Plan shall cease automatically upon the sale or other disposition of a Participating Company, without regard to the form of the sale.

         11.3.    AMENDMENT OF PLAN.

                  (A) RSG reserves the right to terminate the Plan or to modify, alter or amend the Plan from time to time to any extent that it may, in its sole and complete discretion, deem advisable, including, but without limiting the generality of the foregoing, any amendment deemed necessary to qualify or to ensure the continued qualification of the Plan under the Code. The foregoing right shall be exercised only by action of RSG's Board of Directors or other entity authorized to act for RSG or by action of an officer of RSG with later ratification by RSG's Board.

                  (B) Notwithstanding subsection (a), the Committee, by a written instrument, duly executed by a majority of its members, may make, on behalf of RSG's Board of Directors,

                           (I) any amendment which may be necessary or desirable to ensure the continued qualification of the Plan and its related Trust under the Code or which may be necessary to comply with the requirements of the Act, or any regulations or interpretations issued by the Department of Labor or the Internal Revenue Service with respect to the requirements of the Act or the Code,

                           (II) any amendment which is required by the provisions of a collective bargaining agreement between a Company and its employees, and

                           (III) any other amendment which will not involve an estimated annual cost under the Plan (determined at the time of the amendment in a manner consistent with the requirements of the Act) in excess of $5,000,000. No such amendment shall increase the duties or responsibilities of the Trustee without its consent thereto in writing. No such amendment shall have the effect of diverting the whole or any part of the principal or income of the Trust to purposes other than for the exclusive benefit of Participants and others having an interest in the Plan, prior to the satisfaction of all liabilities with respect to them.

         11.4. FORM OF AMENDMENTS. Any amendment to the provisions of this instrument shall be evidenced by (1) the substitution of the page of this instrument by one with a new date setting forth the amendment and (2) a proper recording of the same on the Register of Amendments which is made a part of this instrument.

         11.5. MERGER. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to any other plan qualified under Code Section 401, the terms of such merger, consolidation or transfer shall be such that each Participant in the Plan would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which such Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

         11.6. ACCEPTANCE OF TRANSFERRED ASSETS. In the event of a merger into this Plan of any other plan qualified under Section 401(a) of the Internal Revenue Code, the Trustee may accept amounts transferred on behalf of a Participant from such other plan, provided that the Trustee is authorized to do so by RSG.

         11.7. PLAN TO PLAN TRANSFERS. Notwithstanding any other provisions of this Plan, in the event a Participating Company or a division of RSG or of a Participating Company ceases to participate under this Plan (ex-Participating Company) and establishes a successor to this Plan for its Participants and the Plan Administrator directs a plan to plan transfer, the Trustee at the direction of the Plan Administrator, shall transfer all Accounts which such Participants are entitled to under this Plan to another plan forming a part of a pension, profit sharing or stock bonus plan maintained by such Participant's ex-Participating Company and which meets the requirements of Internal Revenue Code Section 401(a), provided that the plan to which such transfers are made permits the transfer to be made. All transfers to another qualified plan of an ex-Participating Company shall be made in cash. In accordance with procedures established by the Plan Administrator, in the Plan Administrator's sole discretion, during the time period when Investment Funds are being liquidated to effectuate the plan to plan transfer, no investment direction changes may be made. No such transfer shall decrease the accrued benefit of any Participant or otherwise deprive a Participant of any rights that are protected by Section 411(d)(6) of the Internal Revenue Code.

                                   ARTICLE 12.
                           TRUST FUND AND THE TRUSTEE


         12.1. TRUST AND TRUSTEE. A Trust has been created and will be maintained for the purpose of the Plan, and the corpus thereof will be invested in accordance with the terms of the Plan and Trust. The Committee shall select a Trustee to hold and invest the Trust in accordance with the terms of a trust agreement and/or other contract. A Trustee shall be an individual, a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate as a trustee or shall be a legal reserve life insurance company or a combination of such entities. The Committee may, from time to time, change the Trustee then serving under the trust agreement and/or other contract to another Trustee, to elect to terminate the Trust and/or other contract and hold the Plan assets in any other method acceptable under Act.

         12.2. ASSETS OF THE TRUST. All contributions under this Plan shall be paid to the Trustee and held in Trust. The Trust shall be used for the exclusive benefit of Participants and their Beneficiaries and shall be used to pay benefits to such persons and to pay administrative expenses of the Plan and Trust to the extent such administrative expenses are not paid by the Company. Assets of the Trust shall never revert or inure to the benefit of the Company, except that contributions may be returned to the Company as provided in Sections 3.7, 3.8 and 3.9. Contributions shall be made in cash; however, Matching Contributions, Qualified Matching Contributions and Discretionary Contributions may be made in RSG stock.

                                   ARTICLE 13.
                                  MISCELLANEOUS


         13.1. LIMITATION OF ASSIGNMENT. No benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge a benefit shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this section shall not apply to a Qualified Domestic Relations Order, and benefits may be paid pursuant to the provisions of such an order.

         13.2. LEGALLY INCOMPETENT DISTRIBUTEE. Whenever any benefit payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Committee need not require the appointment of a guardian or custodian, but is authorized, in its sole discretion, to cause the benefit (a) to be paid to the person having custody of such minor or incompetent, without intervention of a guardian or custodian, (b) to pay the benefit to a legal guardian or custodian of such minor or incompetent if one has been appointed, or (c) to use the payment for the benefit of the minor or incompetent.

         13.3. UNCLAIMED PAYMENTS. If the Committee is unable, after reasonable and diligent effort, to locate a Participant, Spouse, or Beneficiary who is entitled to payment under the Plan, the payment due such person may be forfeited after three years. If such person later files a claim for such benefit, and is determined by the Committee to have a legal right to the benefit, the benefit shall be reinstated (without gain or earnings). Unless required by law, in no event shall benefits be paid retroactively for the period during which such benefits were payable, but unclaimed.

         13.4. NOTIFICATION OF ADDRESSES. As a condition of participation in this Plan, Participants are required to provide a current address and other information requested for the administration of the Plan. Each Participant and Beneficiary shall from time to time file with the Committee in writing his or her address or any change of address. Any communication, statement, or notice mailed to the last address filed with the Committee, or if no such address was filed with the Committee, to the last address shown on the Company's records, will be binding on the Participant or Beneficiary for all purposes, and neither the Committee nor the Company shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary.

         13.5. NOTICE OF PROCEEDINGS AND EFFECT OF JUDGMENT. In any application, proceeding or action in any court, no Participant or other person having any interest in the Plan shall be entitled to any notice or service of process except as required by law. Any judgment or decree entered on account of such application, proceeding or action shall be binding and conclusive upon all persons claiming under this Plan.

         13.6. SEVERABILITY. If any provisions of this Plan are held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal and invalid provisions were not included.

         13.7. PROHIBITION AGAINST DIVERSION. At no time shall any part of the assets of the Plan revert to a Company or be used for or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions and excess assets on plan termination.

         13.8. LIMITATION OF RIGHTS. Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan by a Company shall not be construed to give any Employee a right to continue in the employ of a Company or to interfere with the right of a Company to terminate the employment of the Employee at any time.

         13.9. CONTROLLING LAW. The laws of the State of Delaware shall be the controlling state law in all matters relating to the Plan and shall apply to the extent not preempted by the laws of the United States of America.

         13.10. ERRORS IN PAYMENT. If any error shall result in the payment to a Participant or other person of more or less than he/she would have received but for such error, the Committee shall be authorized to correct such error and to adjust the payments to the extent possible in such manner as the Committee determines or, in its discretion, seek restitution from the Participant, former Participant or other person, provided, however, that the Committee need not seek restitution, if the Committee determines that doing so would not be cost effective or is otherwise contraindicated.

         13.11. USERRA AND CODE SECTION 414(U) COMPLIANCE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, service credit and other rights under the Plan of a Participant with respect to qualified military service will be provided in accordance with Code Section 414(u).

         13.12. LOANS FROM PRIOR PLANS. The Committee will administer loans transferred from a Prior Plan, Grandfathered Prior Plan or transferred as part of the plan to plan transfer from Republic Rewards 401(k) Plan pursuant to the Amended and Restated Employee Benefits Agreement of February 1999 in accordance with the terms of such loans and in accordance with Code Section 72(p). The Committee shall develop a loan policy and procedure to administer the loans. No new loans are available under the Plan.

         13.13. HEADINGS AND USE OF WORDS. Headings are for convenience in referencing only and are not to be used in interpretation of the Plan. The use of a masculine term shall include the feminine where applicable. Whenever the context of the Plan dictates, the plural shall be read as the singular and the singular shall be read as the plural.

                                   ARTICLE 14.
                              TOP-HEAVY PROVISIONS


         14.1. APPLICABILITY OF THIS ARTICLE. This Article shall apply for any Plan Year in which the Plan is a Top-Heavy Plan within the meaning of Sections 14.2 and 14.4.

         14.2.    TOP-HEAVY AND SUPER TOP-HEAVY DETERMINATION.

                  (A) The Plan shall be a Top-Heavy Plan for a Plan Year if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 60 percent of the aggregate of the Account Balances under the Plan for all Employees.

                  (B) The Plan shall be a Super Top-Heavy Plan if, as of the Determination Date, the aggregate of the Account Balances under the Plan for Key Employees exceeds 90 percent of the aggregate of the Account Balances under the Plan for all Employees.

         14.3.    COMPUTATION OF THE AGGREGATE OF THE ACCOUNT BALANCES.

                  (A) The Account Balance of an Employee shall be the sum of (i) the Account Balance as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date and (ii) the amount of any contributions that would be allocated as of a date not later than the Determination Date without regard to whether such amount is subject to a waiver of the minimum funding standards or is in violation of such standards or actually contributed or, in the case of a Plan not subject to the minimum funding standards, the amount of any contributions actually made after the Valuation Date, but before the Determination Date.

                  (B) If an Employee is a Key Employee on a Determination Date, the total amount of the Employee's Account Balance is taken into account in determining the aggregate of Account Balances (including amounts attributable to service as a Non-Key Employee). If any individual is a Non-Key Employee with respect to the Plan for a Plan Year, but such individual was a Key Employee for any prior Plan Year, the Account Balance of such individual shall not be taken into account.

                  (C) If an Employee has not performed any service for the Company or an Affiliate at any time during the five-year period ending on the Determination Date, any accrued benefit and Account Balance of such Employee shall not be taken into account.

                  (D)      (I)      In the case of an unrelated rollover, the
                                    plan making the distribution counts it in determining top-heaviness, and the plan receiving the distribution does not count it in determining top-heaviness. An unrelated rollover is a rollover or plan-to-plan transfer both initiated by the Employee and made from a plan maintained by one company to a plan maintained by another company.

                           (II) In the case of a related rollover, the plan making the distribution does not count the distribution in determining top-heaviness and the plan receiving the distribution counts the rollover in determining top-heaviness. A related rollover is a rollover or a plan-to-plan transfer either not initiated by the Employee or made to a plan maintained by the same company.

                           (III) For purposes of determining whether the company is the same company, all companies aggregated under Code Section 414(b), (c),
                                    (m) and (o) are treated as the same company.

                  (E) Distributions (other than those described in (d) above) made within the Plan Year that includes the Determination Date or within the four preceding Plan Years are added to the aggregate of Account Balances.

         14.4.    REQUIRED AGGREGATION OF PLANS.

                  (A) Each plan of a company required to be included in an aggregation group shall be treated as a Top-Heavy Plan if the required aggregation group is a top-heavy group. The required aggregation group includes:

                           (I) each plan of the company (within the meaning of Code Section 414(b), (c), (m) and (o)) in which a Key Employee participates in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and

                           (II) each other plan of the company which enables any plan described in (i) above to meet the requirements of Code Section 401(a)(4) or Code Section 410.

                  (B) A required aggregation group is a top-heavy group if, as of each Plan's Determination Date, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group and (ii) the aggregate of the Account Balances of Key Employees under all defined contribution plans included in the group exceeds 60 percent of a similar sum determined for all Employees. When aggregating plans, the value of accrued benefits and Account Balances shall be calculated by adding together the results of each plan as of the Determination Dates that fall within the same calendar year. In performing this computation the principles of Section 14.3 shall be applied.

                  (C) Each plan in the required aggregation group will be a Top-Heavy Plan if the group is top-heavy. No plan in the required aggregation group will be a Top-Heavy Plan if the group is not top-heavy.

         14.5. PERMISSIVE AGGREGATION OF PLANS. A permissive aggregation group consists of plans of the Company that are required to be aggregated, plus one or more plans that are not part of the required aggregation group, but that satisfy the requirements of Code Sections 401(a)(4) and 410 when considered as a group. In no event will permissively aggregated plans which are not part of the required aggregation group be considered top-heavy. If, as a result of the permissive aggregation of plans the entire group of plans is not top-heavy, then no plan in the permissive aggregation group will be a Top-Heavy Plan. Plans may be permissively aggregated to avoid being super top-heavy.


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         14.6.    SPECIAL RULES OF TOP-HEAVY PLANS AND SUPER TOP-HEAVY PLANS.

                  (A)      (I)      The allocation of Company contributions and
                                    forfeitures to the account of a Non-Key
                                    Employee for a Plan Year shall equal at
                                    least three (3%) percent of Compensation.
                                    Notwithstanding the foregoing, if the
                                    largest percentage of compensation provided for any Key Employee is less than three (3%) percent, then the minimum percentage of compensation that must be provided for a Non-Key Employee for a Plan Year is the largest percentage of compensation provided for any Key Employee. The preceding sentence does not apply if this Plan is included in any required aggregation group and enables a defined benefit plan included in such group to meet the requirements of Code Section
                                    401(a)(4) or Section 410. For purposes of determining the largest percentage of compensation provided for any Key Employee, amounts contributed as a result of a salary reduction agreement must be included. All defined contribution plans of the Company and Affiliates shall be treated as a single plan for purposes of determining the defined contribution minimum. Neither amounts the
                                    Employee elects to defer under any 401(k) plan maintained by the Company nor any Matching Contributions made by the Company and Affiliates shall be treated as Company contributions for purposes of determining minimum required contributions.

                                    The following Non-Key Employees shall
                                    receive the minimum allocation provided
                                    under this subparagraph (2) for a particular
                                    Plan Year:

                                    (1)      Participants who are otherwise
                                             eligible for an allocation under
                                             the Plan;

                                    (2)      Employees who are Participants but
                                             who have not completed 1,000 Hours
                                             of Service during the Plan Year;



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                                    (3)      Employees who would be Participants
                                             but for the failure to make
                                             mandatory contributions to the
                                             Plan; or

                                    (4)      Employees who are Participants but
                                             whose compensation is less than the
                                             amount necessary to receive an
                                             allocation under the Plan: however,

                                    (5)      Employees who are also Participants
                                             in a defined benefit plan sponsored
                                             by the Company shall receive the
                                             minimum benefit under the defined
                                             benefit plan.

                           (II) The compensation of a Participant taken into account under the Plan shall not exceed $160,000, subject to applicable cost of living increases.

                  (B) If the Plan is a Top-Heavy Plan then, in applying the limitations of Code Section 415, the denominators of the defined benefit fraction and the defined contribution fraction shall be determined by substituting 1.0 for 1.25 as the multiplier for the Code Section 415 dollar limitation. If the Plan is not a Super Top-Heavy Plan, this Subsection (b) shall not apply so long as the minimum benefits required under Code Section 416 are satisfied.

         14.7. SPECIAL DEFINITIONS. For purposes of this article, the following definitions shall apply:

                  (A) DETERMINATION DATE. With respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of the Plan, the Determination Date shall be the last day or such Plan Year.

                  (B) KEY EMPLOYEE. Any Employee or former Employee who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is or was

                           (I) An officer of the Company having an annual compensation from the Company greater than 50% of the

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                                    dollar limitation in effect under Code
                                    Section 415(b)(1)(A) for any such Plan Year,

                           (II) One of the ten Employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning under Code Section 318) the largest interests in the Company,

                           (III) The owner of a five percent or more interest in the Company, or

                           (IV) The owner of a one percent or more interest in the Company who has annual compensation (as defined in Code Section 415(c)(3) but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code 125, 402(a)(8), 402(h) or 403(b)) from the Company for a Plan Year of more than $160,000, subject to applicable cost of living increases.

                                    For purposes of clause (i) the number of officers of the Company considered to be Key Employees cannot exceed fifty and is further limited to the greater of three or ten percent of all Employees (including leased employees within the meaning of Code Section 414(n)). If a Company has more officers than the number required to be counted as Key Employees, the officers to be taken into account are the Employees who had the largest annual compensation for the prior five Plan Year period. For purposes of clause (ii), if two employees have the same interest in the Company, the Employee having the greater annual compensation from the Company shall be treated as having a larger interest. The Beneficiary of a Key Employee shall be treated as a Key Employee for the applicable portion of the five-year period, and the Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee for the applicable portion of the five-year period. For purposes of applying the foregoing


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                                    limitations, the aggregation rules of Code
                                    Section 414(b), (c) and (m) apply except with respect to determining ownership. For purposes of determining ownership under clauses (iii) and (iv) an Employee shall be considered as owning an interest in the Company within the meaning of Code Section 318.

                           (C) NON-KEY EMPLOYEE. Any Employee who is not a Key Employee.

                           (D) ACCOUNT BALANCE. A Participant's Account Balance and Grandfathered Account Balance.



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